UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2007
                                                        ------------------

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Delaware                          0-51557                 22-3493930
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)



101 JFK Parkway, Short Hills, New Jersey                           07078
----------------------------------------                      ---------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

     On September 18, 2007 the Board of Directors of Investors Bancorp, Inc. (the "Company") revised the Company's bylaws to allow for the issuance of shares without certificates and to modernize, update and clarify certain text. A copy of the amended bylaws is included as an exhibit to this Form 8-K.


Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.                   Description
                  -----------                   -----------

                    3.2                         Revised Bylaws.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     INVESTORS BANCORP, INC.



DATE:  September 24, 2007               By:
                                           ---------------------------------
                                           Robert M. Cashill
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

3.2               Revised Bylaws